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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 9, 2002
                            Navigant Consulting, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    0-28830               36-4094854
(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)

                      615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)
        Registrant's Telephone number, including area code (312) 573-5600

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

The Board of Directors of the Company has set Thursday, April 25, 2002 as the date for the 2002 annual meeting of stockholders of the Company. The time and place of the annual meeting will be announced at a later date.

                                    Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Navigant Consulting, Inc.

Date: January 9, 2002               By: /s/ Philip S. Steptoe
                                        ------------------------------------
                                        Name:  Philip S. Steptoe
                                        Title: Vice President, General Counsel
                                               and Secretary